Exhibit 10.37

AMENDMENT NUMBER FIVE TO THE
FNB BANCORP SAVINGS PLAN
(As Amended and Restated Effective January 1, 2002)

          WHEREAS, the original Plan and Trust Agreement was executed as a California Bankers Association Prototype Profit Sharing and Salary Deferral 401(k) Plan, effective January 1, 1976, and was amended and restated effective January 1, 1998, and entitled The First National Bank Savings Plan at that time; and

          WHEREAS, FNB Bancorp, a holding company (the “Sponsoring Employer”) adopted the most recent restatement of the FNB Bancorp Savings Plan (hereinafter the “Plan” or the “2002 Restatement”), effective as of January 1, 2002; and

          WHEREAS, the Sponsoring Employer received a favorable letter of determination (dated April 30, 2003) from the Internal Revenue Service (“IRS”) indicating that the Plan is a tax-qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and that the Trust is a tax-qualified retirement trust under Section 501(a) of the Code, and that the 2002 Restatement complies with the set of laws known collectively as “GUST” – GATT (the General Agreement on Tariffs and Trade, as part of the Uruguay Round Agreements Act), USERRA (the Uniformed Services Employment and Re-Employment Act of 1994), SBJPA (the Small Business Job Protection Act of 1996), TRA ‘97 (the Taxpayer Relief Act of 1997), IRRA (the IRS Restructuring and Reform Act of 1998), and CRA (the Community Renewal Tax Relief Act of 2000); and

          WHEREAS, the 2002 Restatement incorporates provisions mandated by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”); and

          WHEREAS, the Sponsoring Employer adopted Amendment Number One to the 2002 Restatement (1) to comply with the final Treasury regulations under Code Section 401(a)(9) regarding minimum Plan distributions by including the IRS-prescribed Model Amendment (for Defined Contribution Plans) set out in Revenue Procedure 2002-29, (2) to change the definition of Disability for Plan purposes, and (3) to revise the claims procedure in accordance with final Department of Labor regulations; and

          WHEREAS, the Sponsoring Employer adopted Amendment Number Two to the 2002 Restatement to preclude application of the automatic rollover requirement of Section 401(a)(31)(B) of the Code by reducing the Plan’s automatic (involuntary) cashout amount from $5,000 to $1,000 and to update the Plan’s lost Participant procedures; and

          WHEREAS, the Sponsoring Employer adopted Amendment Number Three to the 2002 Restatement to provide that Service with Sequoia Bank is credited for purposes of eligibility and vesting under the Plan; and

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          WHEREAS, the Sponsoring Employer adopted Amendment Number Four to comply with the final regulations under Code Sections 401(k) and 401(m) and to update the Plan for other pertinent provisions indicated by the 2005 List of Cumulative Changes in Plan Qualification Requirements (the “2005 Cumulative List”); and

          WHEREAS, the Sponsoring Employer believes that it is in the best interests of Plan Participants and their Beneficiaries to amend the Plan (1) to change the age requirement for Plan participation, (2) to add 401(k) non-elective 3% of pay safe harbor contribution provisions, (3) to change the vesting schedule applicable to Employer Profit Sharing Accounts to comply with the Pension Protection Act of 2006, (4) to provide that Forfeitures may be used to pay Plan administrative expenses, (5) to provide for daily valuations of Accounts, (6) to provide that the default investment fund is a balanced fund or any other fund as selected by the Administrative Committee, (7) to provide for automatic rollovers of involuntary cashouts from $1,000 to $5,000 in accordance with Code Section 401(a)(31), (8) to provide that a non-Spouse Beneficiary may roll over a distribution to an inherited IRA, (9) to provide that hardship withdrawals are permitted if a Participant’s Beneficiary has a financial hardship, (10) to eliminate the requirement that Participant loans be funded only from a money market fund, and (11) to name new Trustees for the Plan; and

          WHEREAS, the Sponsoring Employer reserved the right to amend the Plan in Article 15;

          NOW, THEREFORE RESOLVED, that the Plan shall be amended as follows, and the provisions contained in this Amendment Number Five shall supersede any inconsistent provisions of the Plan.

ELIGIBILITY AND PARTICIPATION

          1. Effective October 1, 2007, sections (A) and (B) of Article 3.2(b)(i), as set out in Amendment Number One, shall be amended by deleting the number “21,” and by substituting in lieu thereof the number “18.”

          2. Effective January 1, 2008, Article 3.2(b)(i)(B) shall be amended by adding the words, “... and non-elective safe harbor” after the words, “... profit sharing and matching ...” in the title and text.

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NON-ELECTIVE SAFE HARBOR CONTRIBUTIONS

          1. Effective January 1, 2008, Article 4.1 shall be amended to read as follows:

                    “4.1 Definitions

                              (a) “ACP Nondiscrimination Test” means the test set out in Code Section 401(m) and regulations thereunder.

                              (b) “ADP Nondiscrimination Test” means the test set out in Code Section 401(k)(3) and regulations thereunder.

                              (c) “Average Contribution Percentage” (“ACP”) means the average of the Contribution Percentages of a group of Eligible Participants.

                              (d) “Contribution Percentage” means the ratio (expressed as a percentage) of (i) the matching contributions allocated to an Eligible Participant’s Account for such Fiscal Year, to (ii) his Testing Compensation for such Fiscal Year. For this purpose, an Eligible Participant means any Employee who is eligible to make an Elective Deferral (if the Member Employer takes such contributions into account in the calculation of the Contribution Percentage) or to receive a matching contribution (including Forfeitures) or a qualified matching contribution. If an Eligible Participant’s Account is not credited with any Member Employer matching or qualified matching contributions for a Fiscal Year, his Contribution Percentage for that Fiscal Year is zero. The Contribution Percentage may be adjusted as provided in Article 4.7. The determination and treatment of the Contribution Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                              (e) “Excess Deferral” means Elective Deferrals for a calendar year (or for the Participant’s taxable year that begins in such calendar year) that exceed the dollar limit provided under Article 4.5 (including the dollar limit under Article 4.5(a)(iii) for catch-up Elective Deferrals for the year, if applicable) when counting only Elective Deferrals made to this Plan or another plan maintained by the Employer. Notwithstanding any other provision of the Plan, Excess Deferrals plus any income or less any loss allocable thereto may be paid to Participants who have such Excess Deferrals for a calendar year no later than the following April 15th. If not paid by such date, these amounts must remain in the Participant’s Account until otherwise withdrawable or payable under the terms of the Plan. Because of the double income tax treatment that a Participant will encounter if these amounts are not returned to him by the following April 15th, the Committee shall make every effort to meet this deadline.

                                        (i) Spousal Consent Not Required

                                                  Payment of Excess Deferrals will not require the consent of the Participant or the Participant’s Spouse and will not violate any outstanding Qualified Domestic Relations Orders.

                                        (ii) Payments Not Considered Minimum Distributions

                                                  Payments of Excess Deferrals are not treated as a distribution for purposes of determining whether the Plan meets the minimum distribution requirements of Code Section 401(a)(9).

                                        (iii) Payments Not Considered Hardship Withdrawals

                                                  Payments of Excess Deferrals are not subject to the hardship withdrawal provisions of Article 9.10.

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                                        (iv) Participant Notification of Excess Deferrals

                                                  If Elective Deferrals are made on behalf of a Participant under two or more plans during a calendar year and the sum of those amounts exceeds the dollar limit in Article 4.5(a), then the Committee shall establish a claims procedure so that the Participant can designate the amounts and the plans from which the Excess Deferrals and attributable earnings shall be returned. The Participant’s claim shall be in writing; shall be submitted to the Plan Administrator not later than the following April 15th; shall specify the amount of the Participant’s Excess Deferrals for the preceding calendar year; and shall be accompanied by the Participant’s written statement that if such Excess Deferrals and attributable earnings are not distributed, the amounts deferred under this Plan and other plans or arrangements described in Code Sections 401(k), 408(k), or 403(b), will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

                                        (v) Deemed Notification of Excess Deferrals

                                                  A Participant is deemed to have provided the notification of Excess Deferrals if the Excess Deferrals arise solely from Elective Deferrals made under this Plan or any other plan, contract, arrangement maintained by the Employer.

                                        (vi) Distribution of Elective Deferrals

                                                  Excess Deferrals, as adjusted for investment performance allocable thereto (as set out in Article 4.8), shall be distributed no later than April 15.

                              (f) “Highly Compensated Employee” (“HCE”) for a Fiscal Year includes:

                                        (i) A 5% Owner in the current or the preceding Fiscal Year;

                                        (ii) An Employee whose Testing Compensation exceeds $80,000 (multiplied by the Adjustment Factor) in the preceding Fiscal Year; and if the Sponsoring Employer so elects, an Employee may be an “HCE” under this subsection (ii) only if his Testing Compensation exceeds the dollar limit (stated above) in the preceding Fiscal Year and the Employee is a member of the Top Paid Group in such preceding Fiscal Year. The Sponsoring Employer elects not to make the Top Paid Group election. This election may be changed without prior approval from the Internal Revenue Service by way of a Plan amendment executed by the Sponsoring Employer.

                              (g) “Non-Highly Compensated Employee (“Non-HCE”) for a Fiscal Year means an Employee who is not a Highly Compensated Employee for that Fiscal Year.

                              (h) “Top Paid Group” for a Fiscal Year is equal to 20% of the total number of Employees of the Employer for the preceding Fiscal Year. In determining the total number of Employees for such Fiscal Year, the following Employees may be excluded:

                                        (i) Those who have not completed six months of service at the end of such Fiscal Year;

                                        (ii) Those who normally work less than 17½ hours per week;

                                        (iii) Those who normally work less than six months per year;

                                        (iv) Those who have not reached their 21st birthday;

                                        (v) Non-resident aliens; and

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                                        (vi) Collectively bargained Employees, provided that this exclusion may be used only if at least 90% of the Employees of the Employer are covered by bona fide collective bargaining agreements.

                                        The Top Paid Group will be determined by listing all of the Employees of the Employer (including those excluded above) in descending order by Testing Compensation and selecting the 20% of the total number of Employees as determined above who are the highest paid. An Employee may be in the Top Paid Group even though he falls in one of the groups which have been excluded in determining the number of Employees. The resolution of any ambiguity relating to the determination of HCE(s) shall be based on IRS regulation 1.414(q).”

          2. Effective January 1, 2008, Article 4.2(b) shall be amended to read as follows:

                    “(b) Member Employer Non-Elective 401(k) Safe Harbor Contributions

                              (i) Formula

                                        Effective January 1, 2008, the Member Employer shall make a non-elective contribution (which is a piece of the profit sharing contribution) for each Fiscal Year. The non-elective safe harbor contribution equals 3% of the aggregate Plan Compensation (for the entire Fiscal Year) of the Employees who have entered the profit sharing portion of the Plan and who are eligible to be Participants in the 401(k) Elective Deferral portion of the Plan. In calculating 3% of the aggregate Plan Compensation, individual Participants’ Plan Compensation dollar limits as set out in Article 2.44 shall not be exceeded.

                              (ii) Eligibility

                                        The Member Employer shall make a non-elective contribution on behalf of an Employee who has entered the profit sharing and non-elective portions of the Plan and is eligible to make Elective Deferrals under the 401(k) Elective Deferral portion of the Plan for the Fiscal Year, regardless of whether he is credited with 1,000 Hours of Service during the Fiscal Year, regardless of whether he is employed by the Member Employer on the last day of the Fiscal Year, and regardless of whether he elects to make 401(k) Elective Deferrals under Article 4.5 for that Fiscal Year. An Employee shall be eligible to be credited with an allocation of the Member Employer’s non-elective safe harbor contribution once he has satisfied the participation requirements of Article 3.2(b)(i)(B) for entry into the profit sharing and non-elective portions of the Plan.

                              (iii) Full Vesting

                                        A non-elective safe harbor contribution is fully vested when made.

                              (iv) Distribution Restrictions

                                        The amounts allocated to a Participant’s Non-Elective Account shall be subject to the distribution restrictions that apply to Elective Deferral Accounts, as set out in Article 9.11.

                              (v) Allocation and Timing

                                        The Member Employer’s non-elective safe harbor contribution shall be allocated to Participants’ Non-Elective Accounts. Member Employer non-elective safe harbor contributions shall be made no later than twelve months after the close of a Fiscal Year in order for those contributions to be considered for such Fiscal Year under the 401(k) safe harbor rules.

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                              (vi) Current Year Testing

                                        The Plan shall apply current year testing for any Fiscal Year in which a non-elective safe harbor contribution is made.

                              (vii) Fiscal Year Requirement

                                        Except as provided in Regulation Sections 1.401(k)-3(e) and 1.401(m)-3(f) and below, the Plan will fail to satisfy the 401(k) safe harbor requirements for a Fiscal Year unless the safe harbor provisions remain in effect for an entire twelve (12) month Fiscal Year. However, if a Plan has a short Fiscal Year as a result of changing its Fiscal Year, then the Plan will not fail to satisfy the safe harbor requirements merely because the Fiscal Year has less than twelve (12) months, provided that:

                                        (A) The Plan satisfies the 401(k) safe harbor requirements for the immediately preceding Fiscal Year; and

                                        (B) The Plan satisfies the 401(k) safe harbor requirements for the immediately following Fiscal Year (or for the immediately following twelve (12) months if the immediately following Fiscal Year is less than twelve (12) months.

                              (viii) Plan Termination

                                        A Member Employer may terminate the safe harbor plan mid-year resulting in a short Fiscal Year. This will not violate the 12-month requirement in the following situations: (1) on account of an acquisition or disposition transaction described in Code Section 410(b)(6)(C) or a substantial business hardship within the meaning of Code Section 412(d), or (2) on account of an “exiting” rule. If the termination is due to hardship or an acquisition transaction, the Plan remains a safe harbor plan, provided that the Member Employer satisfies the safe harbor provisions through the effective date of the Plan termination; prior notice to Participants is not required. If the Member Employer terminates the Plan for any other reason and the termination results in a short Fiscal Year, the Member Employer must satisfy the safe harbor provisions through the Plan termination and meet the ADP and ACP Nondiscrimination Tests with current year testing for the Fiscal Year and the supplemental notice requirements of 1.401(k)-3(g) and 1.401(m)-3(h), except that the Member Employer need not provide Participants with the right to change their cash or deferred elections since the Plan is terminating.”

          3. Effective January 1, 2008, Article 4.2(e)(i)(B)(3) shall be amended by adding the following at the end thereto:

                    “The Member Employer’s non-elective safe harbor contribution shall satisfy the minimum contribution requirement for a Top-Heavy Plan.”

          4. Effective January 1, 2008, Article 4.6 shall be amended to read as follows:

                    “4.6 ADP Nondiscrimination Test Not Required for Safe Harbor Plan

                              (a) ADP Nondiscrimination Test

                                        For any Fiscal Year, the ADP Nondiscrimination Test set out in Code Section 401(k)(3) shall be automatically satisfied, provided that the Plan satisfies the minimum non-elective safe harbor contribution and notice requirements described in Articles 4.2(b) and 4.13, as added in this Amendment Number Five.

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                              (b) ACP Nondiscrimination Test

                                        In any Fiscal Year in which the Member Employer makes a non-elective safe harbor contribution pursuant to Article 4.2(b), if the Member Employer does not make a matching contribution pursuant to Article 4.2(c), the ACP Nondiscrimination Test set out in Code Section 401(m)(2) need not be met. However, if a matching contribution is made and it does not satisfy the ACP safe harbor requirements of Code Section 401(m)(11), the ACP Nondiscrimination Test set out in Article 4.7, Code Section 401(m) and regulations issued thereunder shall apply.”

          5. Effective January 1, 2008, subsections (ii), (iii) and (iv) of Article 4.7(a), as set out in Amendment Number Four, shall be deleted, and the following subsection (ii) shall be added:

                    “(ii) Elective Deferrals Under Safe Harbor Plan Are Excluded

                              Elective Deferrals made under a 401(k) safe harbor plan are excluded from the Contribution Percentage.”

          6. Effective January 1, 2008, Article 4.7(b) shall be amended by adding a new subsection (v), which shall read as follows:

                              “(v) Current Year Testing for Safe Harbor Plans

                                        The current year testing method must be deemed to be used for any Fiscal Year in which a non-elective safe harbor contribution is made under Articles 4.2(b) and for any Fiscal Year in which the Plan fails to meet the safe harbor requirements for any reason.”

          7. Effective January 1, 2008, Article 4.8(a), as set out in Amendment Number Four, shall be amended by deleting the words, “... Excess Contributions ...” in the first sentence.

          8. Effective January 1, 2008, Articles 4.8(b)(ii) and 4.9(c), as set out in Amendment Number Four, shall be deleted and the space reserved for future use.

          9. Effective January 1, 2008, Articles 4.9(d) and (e), as set out in Amendment Number Four, shall be amended to read as follows:

                    “(d) Correction Period for ACP Nondiscrimination Test Violations

                              Failure to correct excess matching contributions, as adjusted for income or loss allocable thereto pursuant to Article 4.8, by the close of the Fiscal Year following the Fiscal Year for which they are made shall cause the 401(k) Elective Deferral portion of the Plan to fail to satisfy the requirements of Code Section 401(m)(2) for the Fiscal Year for which the excess matching contributions were made and for all subsequent Fiscal Years that they remain in the Trust. Notwithstanding the above, the Member Employer shall be liable for an excise tax on the amount of the excess matching contributions unless they are corrected within 2½ months after the close of the Fiscal Year for which they were made (or such other period as may be permitted under current guidelines).

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                    (e) Match May Be Forfeited to Avoid Nondiscrimination

                              Excess matching contributions are treated as Member Employer contributions for purposes of Code Sections 415 and 401(a)(4). The Plan may forfeit matching contributions attributable to Excess Deferrals and excess matching contributions to avoid a violation of Code Section 401(a)(4).”

          10. Effective January 1, 2008, Article 4.10, as set out in Amendment Number Four, shall be amended to read as follows:

                     “4.10 Record Requirement

                               The Member Employer shall maintain such records as may be needed to prove that for each Fiscal Year the non-elective safe harbor requirements of Articles 4.2(b) and 4.13 and the nondiscrimination requirements of Article 4.7 are met.”

          11. Effective January 1, 2008, Article 4 shall be amended by adding the following at the end thereto:

                     “4.13 Notice Regarding Member Employer Non-Elective 401(k) Safe Harbor Contributions

                              (a) Content

                                        Effective January 1, 2008, each Member Employer shall make a non-elective 401(k) safe harbor contribution for each Fiscal Year, as set out in Article 4.2(b). Each Member Employer making such a non-elective 401(k) safe harbor contribution shall satisfy an annual notice requirement. The required notice shall be in writing or in an electronic form that is as understandable as a written notice and shall be distributed before the start of each Fiscal Year to Eligible Employees who are eligible to participate in the Plan. An Employee who is provided with an electronic notice shall be entitled to receive a paper copy of the notice, without charge, if he or she so requests, and the electronic notice shall specify that. The notice shall be accurate and comprehensive and shall set forth the following information in a manner that is understandable by the average Plan Participant:

                                        (i) The amount of the Member Employer’s non-elective safe harbor contribution for the coming Fiscal Year;

                                        (ii) Any other required or discretionary Employer or Employee contributions that must or can be made under the Plan, and the conditions to receive them;

                                        (iii) The plan to which the Member Employer’s non-elective safe harbor contributions will be made;

                                        (iv) The type and amount of compensation that may be deferred by Eligible Employees who are Participants;

                                        (v) Procedures for making Elective Deferral elections, including timing and administrative requirements for elections;

                                        (vi) The Plan’s withdrawal and vesting provisions; and

                                        (vii) Information about where or from whom a Participant may obtain details about the Plan.

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                              (b) Timing

                                        The notice shall be provided within a reasonable period of time (based on facts and circumstances) before the following Fiscal Year. The Plan is deemed to comply with the “reasonable period of time” requirement if the notice is provided not less than 30 days nor more than 90 days before the beginning of the following Fiscal Year. For any Eligible Employee who is newly eligible to participate in the Plan, the notice shall be provided no more than 90 days prior to and not later than the date he becomes eligible to participate in the Plan. If the information required by (ii), (iii) and (iv) above is already contained in the current summary plan description provided to Employees, the notice required by this Article 4.13 may be satisfied by cross-referencing the appropriate sections of the current summary plan description and by providing the information required by (i), (v), (vi) and (vii) above in the annual notice. The notice must also provide information that would enable an Employee to obtain additional Plan information. An Employee must have at least 30 days following receipt of the annual notice to make or change a deferral election.”

          12. Effective January 1, 2008, Article 5.2(a) shall be amended by adding the words, “... safe harbor ...” after the word, “... non-elective ...” in each place where they appear in the title and the text.

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PROFIT SHARING ALLOCATION REDUCED BY SAFE HARBOR

          1. Effective January 1, 2008, Article 5.2(b)(i) shall be amended by adding the following at the end thereto:

                    “Effective January 1, 2008, a Participant’s profit sharing allocation for a Fiscal Year shall be reduced by the non-elective safe harbor contribution allocated to that Participant’s Account for the Fiscal Year under Article 4.2(b).”

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VESTING

          1. Effective January 1, 2007, Article 6.2 shall be amended to read as follows:

                    “6.2 Vesting Based on Service

                              Except as otherwise provided in Article 6.1, Article 6.5(d), and Article 15.3, effective January 1, 2007, a Participant’s Employer Account shall become vested in accordance with the following schedule if such schedule results in a greater vested percentage than the percentage otherwise applicable at any time:

Years of Service	Vested Percentage

Less than 2 years	0%
2 years	20%
3 years	40%
4 years	60%
5 years	80%
6 years or more	100%

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          The revised vesting schedule shall apply to all Employer Accounts derived from Member Employer profit sharing or matching contributions made at any time, except that the Account of a Deferred Vested Participant (as defined in Article 8.3(a)(iii)) as of January 1, 2007, remains subject to the vesting schedule that applied prior to 2007.”

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FORFEITURES

          1. Effective October 1, 2007, Article 6.5(b) shall be amended to read as follows:

                    “(b) Matching Contribution Forfeitures

                              Forfeitures attributable to Matching Accounts of the Participants employed by a Member Employer during a Fiscal Year which are not used to restore Participants’ Accounts as of the last day of such Fiscal Year shall be used to pay administrative expenses of the Plan and Trust. Remaining Forfeitures attributable to Matching Accounts shall be added to the Member Employer’s matching contribution for such Fiscal Year (in which the Forfeiture occurs) and shall be allocated as of the last day of such Fiscal Year to the Matching Accounts of then Eligible Participants as other matching contributions are allocated as provided in Article 4. Forfeitures of excess matching contributions will be allocated as is the matching contribution for the Fiscal Year.”

          2. Effective October 1, 2007, Article 6.5(c) shall be amended to read as follows:

                    “(c) Profit Sharing Forfeitures

                              Forfeitures attributable to Profit Sharing Accounts of the Participants employed by a Member Employer during a Fiscal Year which are not used to restore Participants’ Accounts as of the last day of such Fiscal Year shall be used to pay administrative expenses of the Plan and Trust. Remaining Forfeitures attributable to Profit Sharing Accounts shall be added to the Member Employer’s profit sharing contribution for such Fiscal Year (in which the Forfeiture occurs) and shall be allocated as of the last day of such Fiscal Year to the Profit Sharing Accounts of Eligible Participants of that Member Employer as provided in Article 5.”

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VALUATIONS AND ACCOUNTING

          1. Effective October 1, 2007, Articles 2.63, 7.4 and 7.5 are amended by deleting the words, “... June 30 and December 31 of each Fiscal Year ...” and “... June 30 or December 31 ....,” respectively, and by substituting in lieu thereof the words, “... the last day of the Fiscal Year.”

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          2. Effective October 1, 2007, Articles 7.1, 7.2, 7.3, 8.2 and 8.3(a)(i) shall be amended by deleting the words, “... semi-annual ...”

          3. Effective October 1, 2007, Article 14.5 shall be amended by deleting the words, “... Semi-Annual ...” in the title and by deleting the words, “... June 30 and December 31 ...” in the text and by substituting in lieu thereof the words, “... March 31, June 30, September 30 and December 31 ...” in the text.

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INVESTMENT FUNDS

          1. Effective October 1, 2007, the first sentence of Article 13.7(a) shall be amended by adding the following at the end thereto:

                    “... or such other investment fund as the Committee may determine or as may be required by applicable guidelines.”

          2. Effective October 1, 2007, the first sentence of Article 13.7(b) shall be amended by adding the following at the end thereto:

                    “... (or such other investment fund as has been selected by the Committee as the default investment).”

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AUTOMATIC ROLLOVERS/INVOLUNTARY CASHOUTS

          1. Effective October 1, 2007, Article 9.3(a) shall be amended to read as follows:

                    “(a) Automatic Cashout or Automatic Rollover of Amounts of $5,000 or Less

                              If the Participant’s vested Account (as determined with reference to Article 9.3(c), as modified in Amendment Number Two) does not exceed $5,000 or such other amount allowed in accordance with Code Sections 401(a)(31) and 411, distribution shall be made in a lump sum as soon as practicable after the amount can be determined in accordance with Article 8.3, except as provided below. Notwithstanding the above, if an automatic distribution is greater than $1,000 but less than or equal to $5,000, if the Participant does not elect to have such distribution paid in a direct rollover to an “eligible retirement plan” specified by the Participant in accordance with the Plan’s direct rollover provisions set out in Article 9.12 or to receive the distribution directly in cash in accordance with this Article 9, then the Plan Administrator will direct payment of the distribution in a direct rollover to an individual retirement plan that is designated by the Plan Administrator. The automatic rollover requirement shall not apply to distributions made to surviving Spouses, death Beneficiaries other than surviving Spouses, Alternate Payees, Participants receiving hardship distributions under Article 9.10 or other distributions that are not “eligible rollover distributions” under Code Section 402 and Article 9.12.”

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          2. Effective October 1, 2007, the first clause of the first sentence of Article 9.3(b) shall be amended to read as follows:

                    “If the Participant’s vested Account does not meet the automatic cashout or automatic rollover requirements of Article 9.3(a) ...”

          3. Effective October 1, 2007, Article 9.4(c), as set out in Amendment Number Two, shall be amended by deleting, “$1,000” and substituting “$5,000.”

          4. Effective October 1, 2007, Article 9.5(b) shall be amended by deleting the period and adding the following clause at the end thereto:

                    “... unless it is rolled over to an individual retirement plan pursuant to the automatic rollover rules set out in Article 9.3(a).”

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NON-SPOUSE BENEFICIARY ROLLOVERS TO IRAS

          1. Effective October 1, 2007, Article 9.12(b)(i) shall be amended by adding the following at the end thereto:

                    “Effective October 1, 2007, a portion of a distribution shall not fail to be an eligible rollover distribution because it is transferred to an inherited IRA for a distributee who is a non-Spouse Beneficiary.”

          2. Effective October 1, 2007, Article 9.12(b)(ii) shall be amended by adding the following at the end thereto:

                    “Effective October 1, 2007, the definition of eligible retirement plan set out in this section shall also apply in the case of a distribution to a non-Spouse Beneficiary, but only if the eligible rollover distribution is transferred directly to an inherited IRA of the Participant that is held for the benefit of the non-Spouse Beneficiary.”

          3. Effective October 1, 2007, Article 9.12(b)(iii) shall be amended by adding the following at the end thereto:

                    “Effective October 1, 2007, a distributee includes an Employee’s non-Spouse Beneficiary with regard to the interest of the Employee’s Account that is transferred to an inherited IRA.”

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HARDSHIP WITHDRAWALS

          1. Effective October 1, 2007, Article 9.10(a)(ii), as revised in Amendment Number Four, shall be further amended by adding the following at the end thereto:

                    “For purposes of this Article 9.10(a)(ii), expenses of a Participant’s designated Beneficiary for the purposes set out in subsections (A), (C) or (E) shall also constitute a distribution that is deemed to be an immediate and heavy financial need of the Participant under this Article 9.10.”

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PARTICIPANT LOANS

          1. Effective October 1, 2007, Article 13.6(c)(ii)(6) shall be deleted, with the space reserved for future use.

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TRUSTEE

          1. Effective October 1, 2007, Article 2.62 shall be amended by deleting the name, “The Mechanics Bank,” and by substituting in lieu thereof the names, “Jim Black, Tony Clifford, Dave Curtis and Tom McGraw.”

          2. Effective October 1, 2007, Article 14 shall be amended by adding a new section 14.13, which shall read as follows:

                    “14.13 Individual Trustee Rules

                              The action of individual Trustees shall be determined by the vote or other affirmative expression of the majority thereof, and they shall designate one of their members to keep a record of their decision on matters to be determined hereunder and of all dates, documents and other matters pertaining to their administration of this Trust. However, no Trustee who is a Participant shall vote on any action relating specifically to himself, and in the event the remaining Trustees by majority vote thereof are unable to come to a determination of any such question, the matter shall be decided by the Sponsoring Employer.”

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DEFINITIONS

          1. Effective January 1, 2008, Article 2.34 shall be amended to read as follows:

                    “2.34 ‘Non-Elective Account’ means that portion of an Account attributable to the Member Employer’s non-elective safe harbor contributions as provided in Article 4.2(b).”

          2. Effective January 1, 2007, the first paragraph and section (a) of the definition of Plan Compensation in Article 2.44 shall be amended to read as follows:

                    “2.44 “Plan Compensation” for any Fiscal Year, for purposes of Member Employer profit sharing, matching and non-elective safe harbor contributions means all amounts paid by the Member Employer to an Eligible Employee, excluding overtime pay, commissions and bonuses, and not just while a Plan Participant, with respect to services rendered during such Fiscal Year, including all amounts contributed by the Member Employer pursuant to a salary reduction agreement which are not includible in the Employee’s gross income under Code Sections 125, 402(g)(3), 457 or 132(f)(4).

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For purposes of Participant Elective Deferrals, Plan Compensation means all amounts paid by the Member Employer to an Eligible Employee, excluding executive bonuses, and not just while a Plan Participant, with respect to services rendered during such Fiscal Year, including all amounts contributed by the Member Employer pursuant to a salary reduction agreement which are not includible in the Employee’s gross income under Code Sections 125, 402(g)(3), 457 or 132(f)(4).

                               (a) Plan Compensation shall specifically exclude amounts contributed to or distributed from a non-qualified deferred compensation plan or amounts realized from the sale, exercise or exchange of Employer stock or stock options.”

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          IN WITNESS WHEREOF, the Sponsoring Employer has executed this Amendment Number Five on this first day of December, 2007.

FNB Bancorp
(Sponsoring Employer)

By: /s/ David A. Curtis

Chief Financial Officer

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